[Scudder Investments Logo]


Supplement to the Statement of Additional Information dated April 30, 2003, and all currently effective Supplements thereto for the following Funds:

Equity 500 Index Fund
US Bond Index Fund
Small Cap Index Fund
EAFE(R) Equity Index Fund
Nasdaq-100 Index Fund

--------------------------------------------------------------------------------

The following replaces the "Distributions" sub-section of the "Taxation" section.

Each Fund distributes substantially all of its net income and recognized long term and short-term capital gains to shareholders each year. Each Fund (except the US Bond Index Fund) distributes income dividends annually. US Bond Index Fund declares income dividends daily and distributes such dividends monthly. In addition, each Fund will distribute net long term and short term capital gains, if any, at least annually and may make additional capital gains distributions at other times, if required, to remain in compliance with the applicable tax regulations. All dividends and distributions will be automatically reinvested in additional shares of the Fund that paid the dividend or distribution. The prospectus for a Company's variable annuity or variable life insurance policies describe the frequency of distributions to Contract owners and the federal income tax treatment of distributions from such contracts to Contract owners.














               Please Retain This Supplement for Future Reference